                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  March 3, 1997


                                 Anicom, Inc.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-25364                36-3885212
        (State or Other            (Commission           (IRS Employer
        Jurisdiction                File Number)          Identification No.)
        of Incorporation)

             6133 North River Road, Suite 410, Rosemont, IL 60018
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code (847) 518-8700


Item 5.  Other Events.

On March 3, 1997, the Registrant issued the news release attached as Exhibit
99.1. The information contained in this news release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1 News Release of Registrant dated March 3, 1997.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANICOM, INC.


Dated:  March 4, 1997                      By:  /s/ Donald C. Welchko
                                                ------------------------
                                                Donald C. Welchko
                                                Vice President, Chief Financial
                                                Officer

                                Exhibit Index



                                    Sequential
                                      Page
Exhibit #     Item                   Number
---------     ----------------      ----------

99.1            News Release            5